Exhibit 10.2

Certain information in this document identified by brackets has been omitted from the exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

FIRST AMENDMENT TO
LOAN AND RECEIVABLE SALE AGREEMENT
This FIRST AMENDMENT TO LOAN AND RECEIVABLE SALE AGREEMENT (this “Amendment”) is dated as of July 23, 2019 the (“Amendment Date”), by and between WebBank, a Utah industrial bank (“Bank”), and LendingClub Corporation, a Delaware corporation (“Company”), and amends the Loan and Receivable Sale Agreement dated as of February 25, 2016 between Bank and Company (as amended, supplemented, or otherwise modified through the date hereof, the “Sale Agreement”).
RECITALS
WHEREAS, Bank and Company entered into the Sale Agreement, pursuant to which may offer for sale to Company, and Company purchases from Bank, certain loans and receivables; and
WHEREAS, Bank and Company desire to extend the term of the Sale Agreement, and make certain other modifications to the terms thereof.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    General. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Sale Agreement.
2.    Amendment to Section 8. Section 8(a) of the Sale Agreement is amended by deleting the reference to “January 31, 2020” and inserting in lieu thereof a reference to “January 31, 2023.” This amendment is effective as of the Amendment Date.
3.    Amendment to Section 14. Section 14 of the Sale Agreement is amended by deleting the addresses for notices set forth therein and inserting in lieu thereof the following, to be effective as of the Amendment Date:
To Bank:    WebBank
Attn: Executive Vice President -
Strategy and Business Development
215 S. State Street, Suite 1000
Salt Lake City, UT 84111
Tel. (801) 456-8398
Email: strategicpartnerships@webbank.com

With a copy to: WebBank
Attn: President
215 S. State Street, Suite 1000
Salt Lake City, UT 84111
Tel. (801) 456-8460
Email: Kelly.Barnett@webbank.com

To Company:    LendingClub Corporation
595 Market Street, Suite 200
San Francisco, CA 94105
Attn: Scott Sanborn, Chief Executive Officer
E-mail Address: ssanborn@lendingclub.com
Telephone: (415) 632-5670

With a copy to: LendingClub Corporation
595 Market Street, Suite 200
San Francisco, CA 94105
Attn: General Counsel
E-mail Address: bpace@lendingclub.com
Telephone: (415) 767-7603

4.    Amendment to Schedule 2. Schedule 2 to the Sale Agreement is amended by deleting the definition of “Servicing Fee” in section (m) of Schedule 2 and inserting in lieu thereof the following, to be effective as of October 1, 2019 and applicable to Loans that are originated on or after October 1, 2019:
“Servicing Fee” means, with respect to a Loan or Receivable, [***] of the principal amount of that Loan or Receivable multiplied by a fraction, the numerator of which is the number of calendar days between the Funding Date and the Closing Date (including the Funding Date but excluding the Closing Date) and the denominator of which is the number of calendar days in the year in which the Loan was originated by Bank.
5.    Miscellaneous.
(a)    This Amendment shall be interpreted and construed in accordance with the laws of the State of Utah, without giving effect to the rules, policies, or principles thereof with respect to conflicts of laws. THE PARTIES HERETO HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER.
(b)    The parties hereto consent to the personal jurisdiction and venue of the federal and state courts in Salt Lake City, Utah for any court action or proceeding.
(c)    This Amendment may only be amended from time to time by a written instrument signed by Bank and Company.
(d)    Except as specifically stated otherwise herein, this Amendment sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Amendment. This Amendment may not be modified, amended, waived or supplemented except as provided herein. This Amendment shall be effective as of the Amendment Date, except as set forth in Section 4 hereof, and shall thereafter be deemed to be a part of the Agreement for all purposes.

IN WITNESS WHEREOF, the parties hereto have caused to be duly authorized, executed and delivered, as of the date first above written, this FIRST AMENDMENT TO LOAN AND RECEIVABLE SALE AGREEMENT.

WEBBANK

By:	/s/ KELLY BARNETT
	Name:	Kelly Barnett
	Title:	President

LENDINGCLUB CORPORATION

By:	/s/ SCOTT SANBORN
	Name:	Scott Sanborn
	Title:	CEO

By:	/s/ THOMAS W. CASEY
	Name:	Tom Casey
	Title:	CFO

4